May 6, 2021

GENERAL GOVERNMENT SECURITIES MONEY MARKET FUNDS, INC.

-General Government Securities Money Market Fund

Supplement to Current Prospectuses and Statement of Additional Information

General Government Securities Money Market Fund (the "Fund") is no longer offered for investment, and all references to the Fund in the Prospectuses and the Statement of Additional Information are removed.

Effective as of the close of business on May 5, 2021, the assets of the Fund were transferred to Dreyfus Government Cash Management (the "Acquiring Fund"), a series of Dreyfus Government Cash Management Funds, and shareholders of the Fund became shareholders of the Acquiring Fund.